Exhibit 99.1

FOR IMMEDIATE RELEASE July 20, 2026
For more information Ashleigh Flower Wilshire, SVP, Head of Investor Relations 504.299.5076 or ashleigh.wilshire@hancockwhitney.com

Hancock Whitney receives regulatory approval to acquire One Florida Bank

GULFPORT, Miss. (July 20, 2026) — Hancock Whitney Corporation (Nasdaq: HWC) (“Hancock Whitney”), has received regulatory approval or confirmation of non-objection from the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, and the Mississippi Department of Banking and Consumer Finance to complete its previously announced proposed acquisition of OFB Bancshares, Inc. (“OFB Bancshares”), parent company of One Florida Bank. In addition, at a special meeting, shareholders of OFB Bancshares approved the proposal to adopt the previously announced merger agreement providing for the proposed acquisition. The proposed acquisition was announced on May 15, 2026, is expected to close on or about August 1, 2026, and remains subject to the satisfaction of other customary closing conditions.

About Hancock Whitney

Since the late 1800s, Hancock Whitney has embodied core values of Honor & Integrity, Strength & Stability, Commitment to Service, Teamwork, and Personal Responsibility. Hancock Whitney offices and financial centers in Mississippi, Alabama, Florida, Louisiana, and Texas offer comprehensive financial products and services, including traditional and online banking; commercial and small business banking; private banking; trust and investment services; healthcare banking; and mortgage services. The company also operates combined loan and deposit production offices in the greater metropolitan areas of Nashville, Tennessee, and Atlanta, Georgia. More information is available at www.hancockwhitney.com.

About One Florida Bank

One Florida Bank was founded on a simple promise: local decision making and relationship-driven banking. From the beginning, the company has focused on building trusted partnerships grounded in deep community knowledge, responsiveness, and long-term thinking. One Florida Bank provides personalized service that delivers value, convenience, and genuine care through experienced bankers and modern technology platforms. One Florida Bank serves clients through six banking offices in Orlando, Winter Park, Longwood, Oviedo, Apopka, and Chipley, Florida, by offering a full suite of financial products including commercial, residential mortgage, and installment loans and checking, treasury management, savings, and term deposit accounts. More information is available at www.onefloridabank.com.

Important Cautionary Statement about Forward-Looking Statements

This release contains forward-looking statements within the meaning of, and subject to the protections of, section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended. Any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “forecast,” “goals,” “targets,” “initiatives,” “focus,” “potentially,” “probably,” “projects,” “outlook,” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements are based upon the current beliefs and expectations of management and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events.

Hancock Whitney receives regulatory approval to acquire One Florida Bank

July 20, 2026

Forward-looking statements are subject to significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements. Statements about the proposed acquisition, including future financial and operating results, may differ materially from those set forth in the forward looking statements, including as a result of changes in the level of business contracts to be acquired, the ability to retain customers and employees following closing, receipt of certain third party or regulatory approvals and the ability to realize expected cost savings or other synergies from the acquisition. Additional factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Part I, “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025 and in other periodic reports that we file with the SEC.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to subscribe for, buy or sell, or the solicitation of an offer to subscribe for, buy or sell, or an invitation to subscribe for, buy or sell any securities in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, invitation, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

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